Exhibit 10.1
From:

Bank of America N.A.
One Bryant Park
5th Floor
New York, NY 10036

To:

Cannae Funding A, LLC
1701 Village Center Circle
Las Vegas, NV 89134
Attn: General Counsel
Telephone No.: (702) XXX-XXXX
Email: xxxxxxxxx@fnf.com

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: XXXX XXXXXXX

Pay-Off Letter

March 6, 2026
Ladies and Gentlemen:

Reference is made to the Margin Loan Agreement dated as of November 30, 2020 among Cannae Funding A, LLC, a limited liability company organized under the laws of Delaware, as Borrower, Bank of America N.A., as Administrative Agent, Bank of America N.A., as Calculation Agent, and the lenders from time to time a party hereto (each, a “Lender”, and collectively, the “Lenders”) (amended as of August 16, 2021, December 10, 2021, January 19, 2022, May 12, 2022, June 16, 2023, August 17, 2023, March 4, 2024 and August 27, 2025 and as may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Margin Loan Agreement”). Capitalized terms used herein that are not otherwise defined herein have the meanings given in the Margin Loan Agreement.

We hereby deem that you have delivered to us a notice of prepayment of all outstanding Advances effective on March 6, 2026 (the “Pay-Off Date”). To the extent the Margin Loan Agreement or any other Margin Loan Documentation requires any prior notice as a condition to (i) the payment of the Obligations (or any part thereof), (ii) the application of the Pay-Off Amount (as defined below) to the Obligations, (iii) the termination of the Margin Loan Agreement or any other Margin Loan Documentation or (iv) any of the other transactions contemplated hereby, such requirement is hereby waived.

Subject to your acceptance of this letter by execution of a counterpart of this letter in the space provided below, you and we (acting in our capacity as Administrative Agent, Lender and/or Calculation Agent, as applicable) hereby confirm and agree as follows:

1.    You hereby confirm and agree that on the Pay-Off Date, all obligations of the Lender in respect of any extensions of credit under the Margin Loan Agreement were forever discharged following your prepayment in full of all outstanding Advances together with (i) all interest accrued thereon to the Pay-Off Date and (ii) the other Obligations listed on Annex I hereto (“Other Specified Obligations”).

2.    Based on the records maintained by us as provided in Section 2.13 of the Margin Loan Agreement and other information provided to us, the aggregate amount required on the Pay-Off Date to pay all outstanding Advances with all unpaid interest accrued thereon to the Pay-Off Date and to pay the Other Specified Obligations was $58.680.56 (the “Pay-Off Amount”), consisting of the items set forth on Schedule 1.

3.    On the Pay-Off Date, we received payment of the Pay-Off Amount by wire transfer (together with notification to us of the applicable federal funds wire reference number) of freely and immediately available funds to the wire instruction specified in Annex II. Accordingly, the parties hereto confirm and agree that (i) all of the respective rights and obligations of the parties under the Margin Loan Documentation have been discharged, terminated, cancelled and extinguished (other than those that expressly survive termination and other than as set forth in clause (ii) below) without any payment or delivery due by any of the parties thereto, (ii) all of the Liens granted pursuant to the Margin Loan Documentation have been automatically, irrevocably and immediately terminated, provided that the Control Agreement shall remain in effect until the Shares have been registered on the books and records of the transfer agent in accordance with clause (iii)(y) below (and you acknowledge and agree that you shall not provide any instructions to the Intermediary with respect to such Shares prior to the completion of such registration), and (iii) pursuant to 7.02(d) of the Margin Loan Agreement we will deliver (if we have not already done so as of the date hereof) to you (x) any and all Collateral consisting of Cash in the Collateral Account to the wire instruction specified in Annex III and (y) pursuant to Section 2(b) of the Issuer Agreement, any Shares held in the Collateral Account to the Issuer's transfer agent to facilitate the registration of such Shares in your (or your affiliate's) name on the books and records of the transfer agent subject to applicable restrictive legends, and (z) any other pledged Collateral in the Collateral Account per your instructions from time to time on or following the date hereof, and you hereby irrevocably authorize, direct and instruct us to make such delivery and agree that acknowledgement by the respective recipients of receipt of such delivery will discharge all of our obligations in respect of the redelivery of such pledged Collateral to you.

4.    The release of Liens and delivery of pledged Collateral provided for herein will not discharge or in any manner affect or impair the enforceability of any outstanding Obligations that survive the termination of the Margin Loan Agreement, including those arising under Sections 2.09, 2.10, 2.12 and Article 9 thereof.

5.    You confirm and agree that the indemnification, hold harmless, expense reimbursement and exculpation provisions of the Margin Loan Documentation, including without limitation those set forth in Section 9.04 of the Margin Loan Agreement will continue to apply and be enforceable by us, including without limitation, in respect of our execution and delivery of this letter and the other instruments and agreements provided for herein, all actions taken or omitted by us and all claims based upon or arising in connection with any of the foregoing. We reserve the right to enforce, in respect of such execution, delivery, actions or claims, each and all of the rights, benefits, immunities, exculpatory provisions, expense reimbursement, and indemnities enforceable by us as Administrative Agent under the Margin Loan Documentation, including without limitation, under Sections 9.04 of the Margin Loan Agreement. Notwithstanding anything herein to the contrary, if at any time all or any part of the Pay-Off Amount, or any other amount paid in respect of the Obligations prior to the date hereof, is or must be rescinded, disgorged or otherwise returned by the Administrative Agent or any Lender for any reason whatsoever (including the insolvency, bankruptcy, reorganization or similar proceeding involving the Borrower), the Obligations, to the extent that such payment is or must be rescinded, disgorged or otherwise returned, shall be deemed to have continued in existence, notwithstanding any application by the Administrative Agent or any Lender, and the Margin Loan Agreement and the other Margin Loan Documentation shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Administrative Agent or any Lender had not been made.

6.    THIS LETTER AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS LETTER (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

This letter may be executed by one or more of the parties to this letter on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this letter by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

The provisions of Section 9.06 of the Margin Loan Agreement will apply with like effect to this letter and any dispute arising hereunder.

[Remainder of page intentionally left blank]

Very truly yours,

BANK OF AMERICA, N.A., as Lender
By:	/s/ Richard Jessop
Name: Richard Jessop
Title: Managing Director

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Richard Jessop
Name: Richard Jessop
Title: Managing Director

BANK OF AMERICA, N.A., as Calculation Agent
By:	/s/ Richard Jessop
Name: Richard Jessop
Title: Managing Director

[Signature Page to Payoff Letter]

Accepted and Agreed to as of the date
first written above:

CANNAE FUNDING A, LLC,
as Borrower

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	EVP, General Counsel and Corporate Secretary

[Signature Page to Payoff Letter]

ANNEX I

1.Pay-Off Amount

Advances

principal                     $0.00

interest to the Pay-Off Date            $0.00

Other Specified Obligations

Commitment fees             $58,680.56

Pay-Off Amount:                   $58,680.56

ANNEX II
BofA Wire Instructions

To        BANK OF AMERICA, N.A.
ABA         XXX-XXX-XXX
Attn        Equities Loan Operations
SWIFT BIC    BOFAUS3N
Account No     XXXXXXXXXXXXX
Account Name    Credit Services

[Signature Page to Payoff Letter]

ANNEX III
Cannae Funding A, LLC Wire Instructions

Bank Name/Address: City National Bank
555 South Flower Street
Los Angeles, CA 90071
Bank ACH/Routing Number: XXXXXXXXX
Credit to Account Name: Cannae Holdings LLC
Checking Account Number: XXXXXXXXX
For Internal Wire: CNB SWIFT/IBAN: CINAUS6L